UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  May 24, 2006

HEMACARE CORPORATION

(Exact name of registrant as specified in its charter)

California	000-15223	95-3280412
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21101 Oxnard Street, Woodland Hills, CA 91367
(Address of principal executive offices) (Zip Code)

(818) 226-1968

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

Effective as of May 24, 2006, the Board of Directors (the “Board”) of HemaCare Corporation (the “Company”) amended the compensation for non-employee directors of the Company to provide that stock options will vest in equal quarterly amounts based on the remaining quarters in the year as of the date of grant.

All other compensation elements for non-employee directors shall remain in effect.

The Board can change the compensation of directors at any time.

Item 7.01.                                          Regulation FD Disclosures

On May 24, 2006, HemaCare Corporation (the “Company”) held its annual meeting of shareholders. During this meeting, Judi Irving, the Company’s President and Chief Executive Officer gave a presentation on the current status of the Company. A copy of the slides used during this presentation is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

On May 25, 2006, the Company issued a press release announcing the election of Dr. Teresa Sligh to the Board of Directors. A copy is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibits, will not be treated as “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01.                                          Financial Statements and Exhibits

(d)                                           Exhibits

Exhibit No.	Description
99.1	Slides used during Judi Irving’s presentation to shareholders at the annual meeting of shareholders held on May 24, 2006.

99.2	Press Release dated May 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2006	HEMACARE CORPORATION

	By	/s/ Robert S. Chilton
Robert S. Chilton,
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Slides used during Judi Irving’s presentation to shareholders at the annual meeting of shareholders held on May 24, 2006.

99.2	Press Release dated May 25, 2006.